As filed with the Securities and Exchange Commission on October 16, 2017

Registration No. 333-220406

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PBF HOLDING COMPANY LLC

PBF FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	2911	27-2198168
Delaware	2911	45-2685067
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

Telephone: (973) 455-7500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Trecia M. Canty

Senior Vice President, General Counsel and Secretary

PBF Holding Company LLC

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

Telephone: (973) 455-7500

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

Todd E. Lenson, Esq.
Jordan M. Rosenbaum, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Telephone: (212) 806-5400

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☑ (Do not check if a smaller reporting company)	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
7.25% Senior Notes due 2025	$725,000,000	100%	$725,000,000	$84,028(4)
Guarantees of the 7.25% Senior Notes due 2025(2)	$725,000,000	N/A	N/A	(3)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act of 1933, as amended (the “Securities Act”).
(2)	The entities listed on the Table of Additional Registrant Subsidiary Guarantors on the following page have guaranteed the notes being registered hereby.
(3)	Pursuant to Rule 457(n) under the Securities Act, no additional registration fee is due for the guarantees.
(4)	Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT SUBSIDIARY GUARANTORS

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Formation	IRS Employer Identification Number
Chalmette Refining, L.L.C.	Delaware	75-2717190
Delaware City Refining Company LLC	Delaware	27-2198373
Paulsboro Refining Company LLC	Delaware	74-2881064
PBF Energy Western Region LLC	Delaware	35-2545521
PBF Investments LLC	Delaware	26-2050373
PBF Power Marketing LLC	Delaware	27-2198489
PBF Services Company LLC	Delaware	30-0644379
Toledo Refining Company LLC	Delaware	27-4158209
Torrance Refining Company LLC	Delaware	37-1795646
Torrance Logistics Company LLC	Delaware	38-3983432

(1)	The address for each Registrant Guarantor is One Sylvan Way, Second Floor, Parsippany, New Jersey 07054 and the telephone number for each registrant is (973) 455-7500.

EXPLANATORY NOTE

This Amendment is being filed solely for the purpose of amending the Exhibit Index that is Item 21(a) of the Registration Statement (File No. 333-220406). No change is made to the prospectus constituting Part I of the Registration Statement or Items 20, 21(b) or 22 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

(a) The following documents are filed as exhibits to this Registration Statement.

Number	Description

2.1	Sale and Purchase Agreement by and between PBF Holding Company LLC and ExxonMobil Oil Corporation and its subsidiary, Mobil Pacific Pipeline Company as of September 29, 2015 (Incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 1, 2015 (File No. 001-35764))

2.2	Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015 (Incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated June 17, 2015 (File No. 001-35764))

2.3	Contribution Agreement dated as of August 31, 2016 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

2.4	Contribution Agreement dated as of February 15, 2017 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 2.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on February 22, 2017)

3.1	Certificate of Formation of PBF Holding Company LLC (Incorporated by reference to Exhibit 3.1 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.2	Limited Liability Company Agreement of PBF Holding Company LLC (Incorporated by reference to Exhibit 3.2 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.3	Certificate of Incorporation of PBF Finance Corporation (Incorporated by reference to Exhibit 3.3 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.4	Bylaws of PBF Finance Corporation (Incorporated by reference to Exhibit 3.4 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.5	Certificate of Formation of PBF Services Company LLC (Incorporated by reference to Exhibit 3.5 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.6	Amended and Restated Limited Liability Company Agreement of PBF Services Company LLC (Incorporated by reference to Exhibit 3.6 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 16, 2016 (Registration No. 333-186007))

3.7	Certificate of Formation of PBF Power Marketing LLC (Incorporated by reference to Exhibit 3.7 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.8	Limited Liability Company Agreement of PBF Power Marketing LLC (Incorporated by reference to Exhibit 3.8 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

Number	Description

3.9	Certificate of Formation of Paulsboro Refining Company LLC; Certificate of Conversion into Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 3.11 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.10	Second Amended and Restated Limited Liability Company Agreement of Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 3.12 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.11	Certificate of Formation of Toledo Refining Company LLC (Incorporated by reference to Exhibit 3.13 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.12	Limited Liability Company Agreement of Toledo Refining Company LLC (Incorporated by reference to Exhibit 3.14 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.13	Certificate of Formation of Delaware City Refining Company LLC (Incorporated by reference to Exhibit 3.15 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.14	Limited Liability Company Agreement of Delaware City Refining Company LLC (Incorporated by reference to Exhibit 3.16 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.15	Certificate of Formation of Chalmette Refining, L.L.C. (Incorporated by reference to Exhibit 3.17 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.16*	Third Amended and Restated Limited Liability Company Agreement of Chalmette Refining, L.L.C.

3.17	Certificate of Formation of PBLR Investments LLC; Certificate of Amendment to Certificate of Formation of PBLR Investments LLC; Certificate of Amendment to Certificate of Formation of PBLR Investments LLC, changing the name to PBF Investments LLC (Incorporated by reference to Exhibit 3.19 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.18	Second Amended and Restated Limited Liability Company Agreement of PBF Investments LLC (Incorporated by reference to Exhibit 3.20 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.19	Certificate of Formation of PBF Energy Western Region LLC (Incorporated by reference to Exhibit 3.21 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.20*	Amended and Restated Limited Liability Company Agreement of PBF Energy Western Region LLC

3.21	Certificate of Formation of Torrance Refining Company LLC (Incorporated by reference to Exhibit 3.23 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.22*	Amended and Restated Limited Liability Company Agreement of Torrance Refining Company LLC

3.23	Certificate of Formation of Torrance Logistics Company LLC (Incorporated by reference to Exhibit 3.25 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.24*	Amended and Restated Limited Liability Company Agreement of Torrance Logistics Company LLC

Number	Description

4.1	Indenture dated as of November 24, 2015, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent, Authenticating Agent and Notes Collateral Agent and Form of 7.00% Senior Secured Note (included as Exhibit A) (Incorporated by reference to Exhibit 4.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated November 30, 2015 (File No. 001-35764))

4.2	First Supplemental Indenture, dated as of July 29, 2016, among PBF Western Region LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, Wilmington Trust, National Association and Deutsche Bank Trust Company Americas (Incorporated by reference to Exhibit 4.2 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

4.8	Indenture dated as of May 30, 2017, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent and Form of Note included as Exhibit A (Incorporated by reference to Exhibit 4.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on May 30, 2017)

4.9	Registration Rights Agreement dated May 30, 2017, among PBF Holding Company LLC and PBF Finance Corporation, the Guarantors named therein and Citi Global Markets Inc., as Representative of the several Initial Purchasers (Incorporated by reference to Exhibit 4.3 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on May 30, 2017)

5.1*	Opinion of Stroock & Stroock & Lavan LLP

8.1*	Opinion of Stroock & Stroock & Lavan LLP

10.1	Consulting Agreement between PBF Investments LLC and Thomas D. O’Malley effective July 1, 2016 (Incorporated by reference to Exhibit 10.1 to PBF Energy Inc.’s Current Report on Form 8-K dated May 27, 2016 (File No. 001-35764))

10.2	Contribution Agreement dated as of May 5, 2015 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 5, 2015 (File No. 001-35764))

10.3	Fourth Amended and Restated Omnibus Agreement dated as of August 31, 2016 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.4	Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C. (Incorporated by reference to Exhibit 10.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on March 3, 2017)

10.5	Delaware Pipeline Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware Pipeline Company LLC (Incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 12, 2015 (File No. 001-35764))

Number	Description

10.6	Delaware City Truck Loading Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware City Logistics Company LLC (Incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 18, 2015 (File No. 001-35764))

10.7**	Employment Agreement dated as of September 4, 2014 between PBF Investments LLC and Thomas O’Connor (Incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s December 31, 2015 Form 10-K (File No. 001-35764))

10.8†	Inventory Intermediation Agreement dated as of May 29, 2015 (as amended) between J. Aron & Company and PBF Holding Company LLC and Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.‘s June 30, 2015 Form 10-Q (File No. 001-35764))

10.9†	Amendment to the Intermediation Agreement dated as of May 4, 2017, among J. Aron & Company, PBF Holding Company LLC and Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s June 30, 2017 Form 10-Q (File No. 001-35764))

10.10†	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K/A dated September 18, 2017 (File No. 001-35764))

10.11†	Inventory Intermediation Agreement dated as of May 29, 2015 (as amended) between J. Aron & Company and PBF Holding Company LLC and Delaware City Refining Company LLC (Incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.‘s June 30, 2015 Form 10-Q (File No. 001-35764)

10.12†	Amendment to the Inventory Intermediation Agreement dated as of May 4, 2017, among J. Aron & Company, PBF Holding Company LLC and Delaware City Refining Company LLC (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s June 30, 2017 Form 10-Q (File No. 001-35764))

10.13	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Delaware City Refining Company LLC (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Current Report on Form 8-K/A dated September 18, 2017 (File No. 001-35764))

10.14	Third Amended and Restated Revolving Credit Agreement, dated as of August 15, 2014, among PBF Holding Company LLC, Delaware City Refining Company LLC, Paulsboro Refining Company LLC, Toledo Refining Company LLC and UBS Securities LLC (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s September 30, 2014 Form 10-Q (File No. 001-35764))

10.15	Joinder Agreement to the Amended and Restated ABL Security Agreement dated as of July 1, 2016, among Torrance Refining Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.16	Joinder Agreement to the Amended and Restated ABL Security Agreement dated as of July 1, 2016, among PBF Western Region LLC, Torrance Logistics Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.11 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

Number	Description

10.17	Joinder Agreement to the Third Amended and Restated Revolving Credit Agreement dated as of July 1, 2016, among PBF Holding Company LLC, the Guarantors named on the signature pages thereto including Torrance Refining Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.12 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.18	Joinder Agreement to the Third Amended and Restated Revolving Credit Agreement dated as of July 1, 2016, among PBF Holding Company LLC, the Guarantors named on the signature pages thereto including PBF Western Region LLC, Torrance Logistics Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.13 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.19	Contribution, Conveyance and Assumption Agreement dated as of May 14, 2014 by and among PBF Logistics LP, PBF Logistics GP LLC, PBF Energy Inc., PBF Energy Company LLC, PBF Holding Company LLC, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC and Toledo Refining Company LLC (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 14, 2014 (File No. 001-35764))

10.20	Delaware City Rail Terminaling Services Agreement, dated as of May 14, 2014 (Incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 14, 2014 (File No. 001-35764))

10.21	Amended and Restated Toledo Truck Unloading & Terminaling Agreement effective as of June 1, 2014 (Incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.‘s June 30, 2014 Form 10-Q (File No. 001-35764))

10.21.1	Assignment and Amendment of Amended and Restated Toledo Truck Unloading & Terminaling Agreement dated as of December 12, 2014 by and between PBF Holding Company LLC, PBF Logistics LP and Toledo Terminaling Company LLC (Incorporated by reference to Exhibit 10.4 filed with PBF Logistics LP’s Current Report on Form 8-K filed on December 16, 2014 (File No. 001-36446))

10.22	Contribution Agreement, dated as of September 16, 2014 among PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 19, 2014 (File No. 001-35764))

10.23	Delaware City West Ladder Rack Terminaling Services Agreement, dated as of October 1, 2014 among PBF Holding Company LLC and Delaware City Terminaling Company LLC (Incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 2, 2014 (File No. 001-35764))

10.24	Contribution Agreement, dated as of December 2, 2014 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 5, 2014 (File No. 001-35764))

10.25	Storage and Terminaling Services Agreement dated as of December 12, 2014 among PBF Holding Company LLC and Toledo Terminaling Company LLC (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 16, 2014 (File No. 001-36446))

10.26**	Amended and Restated Employment Agreement dated as of December 17, 2012, between PBF Investments LLC and Thomas J. Nimbley (Incorporated by reference to Exhibit 10.8 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 18, 2012 (File No. 001-35764))

10.27**	Second Amended and Restated Employment Agreement, dated as of December 17, 2012, between PBF Investments LLC and Matthew C. Lucey (Incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 18, 2012 (File No. 001-35764))

Number	Description

10.28**	Employment Agreement dated as of April 1, 2014 between PBF Investments LLC and Erik Young. (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.‘s March 31, 2014 Form 10-Q (File No. 001-35764))

10.29**	PBF Energy Inc. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference to Appendix A of PBF Energy Inc.’s Proxy Statement on Schedule 14A dated March 21, 2016 (File No. 001-35764))

10.30**	Form of Non-Qualified Stock Option Agreement under the PBF Energy Inc. 2012 Equity Incentive Plan (Incorporated by reference to Exhibit 10.28 filed with PBF Energy Inc.’s Amendment No. 6 to Registration Statement on Form S-1 (Registration No. 333-177933) filed on November 28, 2012)

10.31**	Form of Restricted Stock Agreement for Employees, under PBF Energy Inc. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K filed on October 28, 2016 (File No. 001-35764))

10.32**	Form of Restricted Stock Agreement for Employees, under PBF Energy Inc. 2012 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.33**	PBF Energy Inc. 2017 Equity Incentive Plan (Incorporated by reference to Exhibit 4.1 filed with PBF Energy Inc.’s Registration Statement on Form S-8 (Registration No. 333-218075) filed on May 18, 2017)

10.34	Transportation Services Agreement dated as of August 31, 2016 among PBF Holding Company LLC and Torrance Valley Pipeline Company LLC (Incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.35	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.36	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.5 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.37	Dedicated Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.6 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.38	Throughput Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.7 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

12.1*	Calculation of Ratios of Earnings to Fixed Charges

21.1*	Subsidiaries of PBF Holding Company LLC

23.1*	Consent of Deloitte & Touche LLP

23.2*	Consent of PricewaterhouseCoopers LLP

23.3*	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)

23.4*	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1)

24.1*	Power of Attorney (included on signature page)

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wilmington Trust, National Association with respect to the Indenture governing the 7.25% Senior Secured Notes due 2025

Number	Description

99.1*	Form of Letter of Transmittal for Holders of Global Notes

99.2*	Form of Letter of Transmittal for Holders of Definitive Notes

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4*	Form of Letter to Clients

99.5*	Form of Notice of Guaranteed Delivery

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Previously filed.
**	Indicates management compensatory plan or arrangement.
†	Confidential treatment has been granted by the SEC as to certain portions, which portions have been omitted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PBF HOLDING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PBF FINANCE CORPORATION

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PBF SERVICES COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PBF POWER MARKETING LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PAULSBORO REFINING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

TOLEDO REFINING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

DELAWARE CITY REFINING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

CHALMETTE REFINING, L.L.C.

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PBF INVESTMENTS LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

PBF ENERGY WESTERN REGION LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

TORRANCE REFINING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 16, 2017.

TORRANCE LOGISTICS COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2017

* Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 16, 2017

* John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 16, 2017

* Matthew C. Lucey	Director	October 16, 2017

/s/ Trecia M. Canty Trecia M. Canty	Director	October 16, 2017

*By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

EXHIBIT INDEX

Number	Description

2.1	Sale and Purchase Agreement by and between PBF Holding Company LLC and ExxonMobil Oil Corporation and its subsidiary, Mobil Pacific Pipeline Company as of September 29, 2015 (Incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 1, 2015 (File No. 001-35764))

2.2	Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015 (Incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated June 17, 2015 (File No. 001-35764))

2.3	Contribution Agreement dated as of August 31, 2016 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

2.4	Contribution Agreement dated as of February 15, 2017 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 2.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on February 22, 2017)

3.1	Certificate of Formation of PBF Holding Company LLC (Incorporated by reference to Exhibit 3.1 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.2	Limited Liability Company Agreement of PBF Holding Company LLC (Incorporated by reference to Exhibit 3.2 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.3	Certificate of Incorporation of PBF Finance Corporation (Incorporated by reference to Exhibit 3.3 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.4	Bylaws of PBF Finance Corporation (Incorporated by reference to Exhibit 3.4 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.5	Certificate of Formation of PBF Services Company LLC (Incorporated by reference to Exhibit 3.5 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.6	Amended and Restated Limited Liability Company Agreement of PBF Services Company LLC (Incorporated by reference to Exhibit 3.6 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 16, 2016 (Registration No. 333-186007))

3.7	Certificate of Formation of PBF Power Marketing LLC (Incorporated by reference to Exhibit 3.7 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.8	Limited Liability Company Agreement of PBF Power Marketing LLC (Incorporated by reference to Exhibit 3.8 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.9	Certificate of Formation of Paulsboro Refining Company LLC; Certificate of Conversion into Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 3.11 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

Number	Description
3.10	Second Amended and Restated Limited Liability Company Agreement of Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 3.12 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.11	Certificate of Formation of Toledo Refining Company LLC (Incorporated by reference to Exhibit 3.13 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.12	Limited Liability Company Agreement of Toledo Refining Company LLC (Incorporated by reference to Exhibit 3.14 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.13	Certificate of Formation of Delaware City Refining Company LLC (Incorporated by reference to Exhibit 3.15 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.14	Limited Liability Company Agreement of Delaware City Refining Company LLC (Incorporated by reference to Exhibit 3.16 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.15	Certificate of Formation of Chalmette Refining, L.L.C. (Incorporated by reference to Exhibit 3.17 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.16*	Third Amended and Restated Limited Liability Company Agreement of Chalmette Refining, L.L.C.

3.17	Certificate of Formation of PBLR Investments LLC; Certificate of Amendment to Certificate of Formation of PBLR Investments LLC; Certificate of Amendment to Certificate of Formation of PBLR Investments LLC, changing the name to PBF Investments LLC (Incorporated by reference to Exhibit 3.19 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.18	Second Amended and Restated Limited Liability Company Agreement of PBF Investments LLC (Incorporated by reference to Exhibit 3.20 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.19	Certificate of Formation of PBF Energy Western Region LLC (Incorporated by reference to Exhibit 3.21 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.20*	Amended and Restated Limited Liability Company Agreement of PBF Energy Western Region LLC

3.21	Certificate of Formation of Torrance Refining Company LLC (Incorporated by reference to Exhibit 3.23 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.22*	Amended and Restated Limited Liability Company Agreement of Torrance Refining Company LLC

3.23	Certificate of Formation of Torrance Logistics Company LLC (Incorporated by reference to Exhibit 3.25 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.24*	Amended and Restated Limited Liability Company Agreement of Torrance Logistics Company LLC

4.1	Indenture dated as of November 24, 2015, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent, Authenticating Agent and Notes Collateral Agent and Form of 7.00% Senior Secured Note (included as Exhibit A) (Incorporated by reference to Exhibit 4.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated November 30, 2015 (File No. 001-35764))

Number	Description
4.2	First Supplemental Indenture, dated as of July 29, 2016, among PBF Western Region LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, Wilmington Trust, National Association and Deutsche Bank Trust Company Americas (Incorporated by reference to Exhibit 4.2 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

4.8	Indenture dated as of May 30, 2017, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent and Form of Note included as Exhibit A (Incorporated by reference to Exhibit 4.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on May 30, 2017)

4.9	Registration Rights Agreement dated May 30, 2017, among PBF Holding Company LLC and PBF Finance Corporation, the Guarantors named therein and Citi Global Markets Inc., as Representative of the several Initial Purchasers (Incorporated by reference to Exhibit 4.3 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on May 30, 2017)

5.1*	Opinion of Stroock & Stroock & Lavan LLP

8.1*	Opinion of Stroock & Stroock & Lavan LLP

10.1	Consulting Agreement between PBF Investments LLC and Thomas D. O’Malley effective July 1, 2016 (Incorporated by reference to Exhibit 10.1 to PBF Energy Inc.’s Current Report on Form 8-K dated May 27, 2016 (File No. 001-35764))

10.2	Contribution Agreement dated as of May 5, 2015 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 5, 2015 (File No. 001-35764))

10.3	Fourth Amended and Restated Omnibus Agreement dated as of August 31, 2016 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.4	Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C. (Incorporated by reference to Exhibit 10.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on March 3, 2017)

10.5	Delaware Pipeline Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware Pipeline Company LLC (Incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 12, 2015 (File No. 001-35764))

10.6	Delaware City Truck Loading Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware City Logistics Company LLC (Incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 18, 2015 (File No. 001-35764))

10.7**	Employment Agreement dated as of September 4, 2014 between PBF Investments LLC and Thomas O’Connor (Incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s December 31, 2015 Form 10-K (File No. 001-35764))

Number	Description
10.8†	Inventory Intermediation Agreement dated as of May 29, 2015 (as amended) between J. Aron & Company and PBF Holding Company LLC and Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s June 30, 2015 Form 10-Q (File No. 001-35764))

10.9†	Amendment to the Intermediation Agreement dated as of May 4, 2017, among J. Aron & Company, PBF Holding Company LLC and Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s June 30, 2017 Form 10-Q (File No. 001-35764))

10.10†	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K/A dated September 18, 2017 (File No. 001-35764))

10.11†	Inventory Intermediation Agreement dated as of May 29, 2015 (as amended) between J. Aron & Company and PBF Holding Company LLC and Delaware City Refining Company LLC (Incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.‘s June 30, 2015 Form 10-Q (File No. 001-35764)

10.12†	Amendment to the Inventory Intermediation Agreement dated as of May 4, 2017, among J. Aron & Company, PBF Holding Company LLC and Delaware City Refining Company LLC (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s June 30, 2017 Form 10-Q (File No. 001-35764))

10.13	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Delaware City Refining Company LLC (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Current Report on Form 8-K/A dated September 18, 2017 (File No. 001-35764))

10.14	Third Amended and Restated Revolving Credit Agreement, dated as of August 15, 2014, among PBF Holding Company LLC, Delaware City Refining Company LLC, Paulsboro Refining Company LLC, Toledo Refining Company LLC and UBS Securities LLC (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s September 30, 2014 Form 10-Q (File No. 001-35764))

10.15	Joinder Agreement to the Amended and Restated ABL Security Agreement dated as of July 1, 2016, among Torrance Refining Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.16	Joinder Agreement to the Amended and Restated ABL Security Agreement dated as of July 1, 2016, among PBF Western Region LLC, Torrance Logistics Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.11 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.17	Joinder Agreement to the Third Amended and Restated Revolving Credit Agreement dated as of July 1, 2016, among PBF Holding Company LLC, the Guarantors named on the signature pages thereto including Torrance Refining Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.12 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.18	Joinder Agreement to the Third Amended and Restated Revolving Credit Agreement dated as of July 1, 2016, among PBF Holding Company LLC, the Guarantors named on the signature pages thereto including PBF Western Region LLC, Torrance Logistics Company LLC and UBS AG, Stamford Branch, as Administrative Agent (Incorporated by reference to Exhibit 10.13 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

10.19	Contribution, Conveyance and Assumption Agreement dated as of May 14, 2014 by and among PBF Logistics LP, PBF Logistics GP LLC, PBF Energy Inc., PBF Energy Company LLC, PBF Holding Company LLC, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC and Toledo Refining Company LLC (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 14, 2014 (File No. 001-35764))

Number	Description
10.20	Delaware City Rail Terminaling Services Agreement, dated as of May 14, 2014 (Incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 14, 2014 (File No. 001-35764))

10.21	Amended and Restated Toledo Truck Unloading & Terminaling Agreement effective as of June 1, 2014 (Incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.‘s June 30, 2014 Form 10-Q (File No. 001-35764))

10.21.1	Assignment and Amendment of Amended and Restated Toledo Truck Unloading & Terminaling Agreement dated as of December 12, 2014 by and between PBF Holding Company LLC, PBF Logistics LP and Toledo Terminaling Company LLC (Incorporated by reference to Exhibit 10.4 filed with PBF Logistics LP’s Current Report on Form 8-K filed on December 16, 2014 (File No. 001-36446))

10.22	Contribution Agreement, dated as of September 16, 2014 among PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 19, 2014 (File No. 001-35764))

10.23	Delaware City West Ladder Rack Terminaling Services Agreement, dated as of October 1, 2014 among PBF Holding Company LLC and Delaware City Terminaling Company LLC (Incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 2, 2014 (File No. 001-35764))

10.24	Contribution Agreement, dated as of December 2, 2014 by and between PBF Energy Company LLC and PBF Logistics LP (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 5, 2014 (File No. 001-35764))

10.25	Storage and Terminaling Services Agreement dated as of December 12, 2014 among PBF Holding Company LLC and Toledo Terminaling Company LLC (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 16, 2014 (File No. 001-36446))

10.26**	Amended and Restated Employment Agreement dated as of December 17, 2012, between PBF Investments LLC and Thomas J. Nimbley (Incorporated by reference to Exhibit 10.8 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 18, 2012 (File No. 001-35764))

10.27**	Second Amended and Restated Employment Agreement, dated as of December 17, 2012, between PBF Investments LLC and Matthew C. Lucey (Incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 18, 2012 (File No. 001-35764))

10.28**	Employment Agreement dated as of April 1, 2014 between PBF Investments LLC and Erik Young. (Incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.‘s March 31, 2014 Form 10-Q (File No. 001-35764))

10.29**	PBF Energy Inc. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference to Appendix A of PBF Energy Inc.’s Proxy Statement on Schedule 14A dated March 21, 2016 (File No. 001-35764))

10.30**	Form of Non-Qualified Stock Option Agreement under the PBF Energy Inc. 2012 Equity Incentive Plan (Incorporated by reference to Exhibit 10.28 filed with PBF Energy Inc.’s Amendment No. 6 to Registration Statement on Form S-1 (Registration No. 333-177933) filed on November 28, 2012)

10.31**	Form of Restricted Stock Agreement for Employees, under PBF Energy Inc. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K filed on October 28, 2016 (File No. 001-35764))

10.32**	Form of Restricted Stock Agreement for Employees, under PBF Energy Inc. 2012 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s September 30, 2016 Form 10-Q (File No. 001-35764))

Number	Description

10.33**	PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 4.1 filed with PBF Energy Inc.’s Registration Statement on Form S-8 (Registration No. 333-218075) filed on May 18, 2017)

10.34	Transportation Services Agreement dated as of August 31, 2016 among PBF Holding Company LLC and Torrance Valley Pipeline Company LLC (Incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.35	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.36	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.5 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.37	Dedicated Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.6 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

10.38	Throughput Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC and PBF Holding Company LLC (Incorporated by reference to Exhibit 10.7 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764))

12.1*	Calculation of Ratios of Earnings to Fixed Charges

21.1*	Subsidiaries of PBF Holding Company LLC

23.1*	Consent of Deloitte & Touche LLP

23.2*	Consent of PricewaterhouseCoopers LLP

23.3*	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)

23.4*	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1)

24.1*	Power of Attorney (included on signature page)

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wilmington Trust, National Association with respect to the Indenture governing the 7.25% Senior Secured Notes due 2025

99.1*	Form of Letter of Transmittal for Holders of Global Notes

99.2*	Form of Letter of Transmittal for Holders of Definitive Notes

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4*	Form of Letter to Clients

99.5*	Form of Notice of Guaranteed Delivery

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

Number	Description

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Previously filed.
**	Indicates management compensatory plan or arrangement.
†	Confidential treatment has been granted by the SEC as to certain portions, which portions have been omitted and filed separately with the SEC.

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